Exhibit 99.1

Initial public offering - 11/07/94 Northwest Bancorp, Inc. Warren, Pennsylvania NASDAQ "NWSB"

Current Organizational Structure March 31, 2008 NORTHWEST BANCORP, INC (Stock Holding Company) Trust Preferred Subsidiaries NORTHWEST SAVINGS BANK Assets - $6.9 billion Boetger & Associates Northwest Settlement Agency Northwest Financial Services Northwest Consumer Discount

Overview of Northwest Bancorp, Inc. Size Fifth largest financial institution headquartered in Pennsylvania(based on deposits) Total assets of $6.9 billion 167 community banking offices with 141 in Pennsylvania; 14 in New York; 5 in Ohio; 5 in Maryland and 2 in Florida Services Offer a complete line of traditional bank products including both personal and business deposits as well as personal and business loans Offer trust, investment management and brokerage services with nearly $1 billion of assets under management Offer employee benefit, actuarial and record keeping services through our subsidiary, Boetger & Associates

Overview of Northwest Bancorp, Inc. Services (con't.) Offer consumer financing through 49 Consumer Finance Offices in Pennsylvania Offer real estate title services through our subsidiary, Northwest Settlement Agency Employment 2,020 employees at December 31, 2008 (1,860 FTEs) Equity Market Statistics 48.5 million shares outstanding with 17.9 million publicly traded. Market capitalization of public shares - $286 million; all shares - $776 million (at $16.00 per share)

Historical Operating Performance

Assets
In Billions of Dollars



7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$1.59
$1.88
$2.09
$2.56
$3.08
$3.41
$3.85
$4.31
$5.22
$5.78
$6.33
$6.48
$6.53
$6.66
$6.93
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006, Dec
2007, Dec
2008, Dec
I-----June 30-----I

Community Banking Offices


180
160
140
120
100
80
60
40
20
0
45
54
57
71
94
106
118
126
137
147
153
153
160
166
167
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006, Dec
2007, Dec
2008, Dec
I---June 30---I

Commercial Loans (in millions of dollars)

Assets Under Management (in millions of dollars)

Initial Public Offering Completed November 4, 1994 Our Profile Assets - $1.4 billion 41 offices Retained earnings - $98 million Our Offering Sold 3,450,000 shares @ $20 per share for $69 million Resulted in public (minority) ownership of 29.38%

Growth of our Franchise Since IPO De Novo Openings - 54 new locations Branch Purchases - 10 deals with 8 different banks from which we acquired 43 offices Acquisitions - 12 acquisitions from which we acquired 31 new offices (1) mutual institution where we sold our stock to their depositors (Pennsylvania - 1998) (2) MHC acquisitions where we bought only the shares of the minority shareholders $460 million institution in Maryland purchased at $8 million less than book value. Added $.31 per share in book value (2003) $100 million institution in Pennsylvania purchased at a slight premium to book (2004)

Growth of our Franchise Since IPO (5) stock institutions with thrift charters (Pennsylvania, Florida) (3) stock institutions with bank charters (Pennsylvania, Maryland) (1) De Novo thrift where we took a controlling interest in their initial private offering and later acquired 100% (New York) Our consumer finance subsidiary, Northwest Consumer Discount Company opened 22 offices and added 10 offices through 10 acquisitions

Current Franchise Assets - Almost $7 billion 167 offices in 5 states Current Acquisition Strategy Looking for institutions that have good retail locations and a good deposit mix. Looking to stay within our current geographic footprint in Pennsylvania, Maryland, New York, Ohio and Florida. Attempt not to pay excessive premiums.

Stock Performance

$155 $100 $ 89 Comparison of 66 month Cumulative Total Return

Annual Dividends Paid Per Share



Dividend Yield $.88/$16.00 = 5.50%
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.15
$0.16
$0.16
$0.16
$0.16
$0.16
$0.24
$0.32
$0.44
$0.54
$0.74
$0.82
$0.88
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006, Dec
2007, Dec
2008, Dec
I--June 30--------------------------I

Asset Quality

Loan Losses

90+ Day Delinquency Compared to Peers (Percentage of Respective Loan Portfolio) 0.92% 0.67% 0.29% 2.95% 2.58% 1.85%

90+ Day Delinquency Compared to Peers Residential ..82% ..39% ..38% 2.73% 2.23% ..63%

Average R.E. Loan Balance and LTV

Consolidated Capital $ % of Assets Common Stock $154,033,000 Retained Earnings $490,326,000 Common Equity $644,359,000 9.30% Intangible Assets ($185,038,000) _________ Tangible Common Equity $459,321,000 6.80% Preferred Stock $108,254,000 1.60% Subordinated Debt ----------------- TARP CPP Capital ----------------- ________ Tangible Capital $567,575,000 8.41% Total Assets $6,930,241,000

Financial Highlights at December 31, 2007 2007 2008 Net Change % Chg Assets $6,663,516,000 $6,663,516,000 $6,930,241,000 $266,725,000 4.0% Cash and Investments $1,363,983,000 $1,363,983,000 $1,219,092,000 ($144,891,000) (10.6%) Loans Receivable $4,837,406,000 $4,837,406,000 $5,196,821,000 $359,415,000 7.4% Allowance for Loan Losses $41,784,000 $41,784,000 $54,929,000 $13,145,000 31.5% Deposit Accounts $5,542,334,000 $5,542,334,000 $5,038,211,000 ($504,124,000) (9.1%) Shareholders' Equity $612,878,000 $612,878,000 $613,784,000 $906,000 0.1% Book Value Per Share $12.62 $12.62 $12.65 $0.03 0.2% Tangible Common Equity Tangible Common Equity 6.49% 6.80% Bank Tier I Leverage Bank Tier I Leverage 8.21% 7.78% Bank Tier I Risk Based Bank Tier I Risk Based 13.07% 12.27% Bank Total Risk Based 14.10% 14.10% 13.52%

Income Statement Excluding Gains on Sale of Assets, OTTI and MSR Impairments Year Ended December 31, 2007 2008 % Chg Net Interest Income $185,016,000 $219,366,000 18.6% as a Percentage of Average Assets 2.76% 3.19% Provision for Loan Losses ($8,743,000) ($22,851,000) 161.4% as a Percentage of Average Assets .13% .33% Non-Interest Income, as adjusted $45,831,000 $51,312,000 12.0% as a Percentage of Average Assets .68% .75% Non-Interest Expense, as adjusted $152,742,000 $170,128,000 11.4% as a Percentage of Average Assets 2.28% 2.48% Net Income, as adjusted $51,469,000 $55,707,000 8.2% as a Percentage of Average Assets .77% .81% Return on Equity 8.57% 8.97% Earnings Per Share $1.04 $1.15 10.6%

Pittsburgh Market 2007 2008 % chg. Deposits $991,477,000 $892,773,000 (10.0%) Loans $606,806,000 $690,421,000 13.8% Offices 27 28 3.7% Employees 189 203 7.4%

Pittsburgh Acquisition 2002 # Offices $ Assets Prestige Bancorp, Inc. 4 $190,000,000 2003 First Bell Bancorp/Bell Federal Savings 7 $900,000,000 2004 Skibo Financial Corp/First Carnegie Deposit 3 $155,000,000 2009 Keystone State Savings Bank 1 $25,000,000

Composition of Loan Portfolio in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 Dec 2006 Dec 2007 Dec 2008 1-4 Family Mortgages 70.9 68.7 66.9 65.1 63.1 59.5 53.5 48.9 47.2 Multifamily & Commercial R.E. 7.5 8.5 9.9 10.8 11.0 12.6 15.6 18.3 20.8 Consumer 19.7 19.7 20.1 20.4 22.3 24.6 25.7 25.4 24.7 Commercial Business 1.9 3.1 3.1 3.7 3.6 3.3 5.2 7.4 7.3

Composition of Deposits in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 Dec 2006 Dec 2007 Dec 8008 Checking 16.3 16.0 16.9 20.2 18.4 18.3 18.5 19.5 21.8 Savings 15.0 13.9 19.4 21.6 21.9 17.9 15.1 13.4 15.1 Money Market 6.4 6.4 11.4 13.3 16.0 11.4 11.1 12.3 14.3 Certificates of Deposit 62.4 63.7 52.4 44.9 43.7 52.4 55.3 54.8 48.8

Interest Rate Spread

(As a Percent of Assets)



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.72%
3.53%
3.34%
3.20%
3.26%
2.97%
3.11%
2.97%
2.96%
3.07%
3.05%
2.77%
2.74%
3.25%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 Dec
2007 Dec
2008 Dec
I----------------------------------June 30----------------------------------I

Investment Security Portfolio Composition Description Amortized Cost % of Portfolio Unrealized gain/(loss) Mortgage-backed Securities and CMOs: FHLMC $322,374,000 28.2% ($2,077,000) FNMA $286,596,000 25.0% $1,486,000 GNMA $99,288,000 8.7% $66,000 Other $43,558,000 3.8% ($5,652,000) Agency Bonds: FNMA $78,791,000 6.9% $10,700,000 FHLB $16,470,000 1.4% $283,000 FHLMC $2,532,000 0.2% $44,000 Other $91,000 ------ ($3,000) Municipal Securities $268,616,000 23.5% ($1,068,000) Corporate Trust Preferred Securities $25,165,000 2.2% ($9,204,000) Equities $954,000 0.1% $160,000 Totals $1,144,435,000 100% ($5,265,000)

Northwest Bancorp, Inc. and Subsidiaries

Analysis of loan portfolio by geographic location as of December 31, 2008:

(Dollars in thousands)

Loans outstanding:

	Mortgage	(1)	Consumer	(2)	Commercial	(3)	Total	(4)
Pennsylvania	$ 2,078,312	84.3%	1,149,447	88.2%	899,596	63.0%	4,127,355	79.4%
New York	134,119	5.4%	71,012	5.4%	267,439	18.8%	472,570	9.1%
Ohio	23,714	1.0%	12,621	1.0%	5,417	0.4%	41,752	0.8%
Maryland	166,011	6.7%	31,331	2.4%	181,292	12.7%	378,634	7.3%
Florida	34,839	1.4%	9,730	0.7%	55,533	3.9%	100,102	1.9%
Other	29,249	1.2%	29,337	2.3%	17,822	1.2%	76,408	1.5%
Total	$ 2,466,244	100.0%	1,303,478	100.0%	1,427,099	100.0%	5,196,821	100.0%

(1) - Percentage of total mortgage loans
(2) - Percentage of total consumer loans
(3) - Percentage of total commercial loans
(4) - Percentage of total loans

Northwest Bancorp, Inc. and Subsidiaries
Analysis of loan portfolio by geographic location as of December 31, 2008:
(Dollars in thousands)

Loans 90 or more past due:

	Mortgage	(5)	Consumer	(6)	Commercial	(7)	Total	(8)
Pennsylvania	$ 11,560	0.6%	7,626	0.7%	34,572	3.8%	53,758	1.3%
New York	529	0.4%	469	0.7%	1,459	0.5%	2,457	0.5%
Ohio	108	0.5%	41	0.3%	127	2.3%	276	0.7%
Maryland	508	0.3%	512	1.6%	10,525	5.8%	11,545	3.0%
Florida	4,387	12.6%	757	7.8%	14,942	26.9%	20,086	20.1%
Other	3,343	11.4%	351	1.2%	7,387	41.4%	11,081	14.5%
Total	$ 20,435	0.8%	9,756	0.7%	69,012	4.8%	99,203	1.9%

(5) - Percentage of mortgage loans in that geographic area

(6) - Percentage of consumer loans in that geographic area

(7) - Percentage of commercial loans in that geographic area

(8) - Percentage of total loans in that geographic area

Northwest Bancorp, Inc. and Subsidiaries
Supplementary data
(Dollars in thousands)

Loans past due schedule

(Number of loans and dollar amount of loans)

	December 31,								
	2008			2007			2006		
Loans past due 30 days to 59 days:									
One- to four- family residential loans	392	$ 32,988	1.3%	361	$ 27,270	1.1%	352	$ 24,078	1.0%
Consumer loans	1,157	11,295	0.9%	1,331	10,550	0.8%	950	9,096	0.8%
Multifamily and commercial RE loans	99	18,901	1.8%	88	11,331	1.3%	68	7,975	1.1%
Commercial business loans	86	7,700	2.2%	70	9,947	3.0%	60	4,325	2.0%
Total loans past due 30 days to 59 days	1,734	$ 70,884	1.4%	1,850	$ 59,098	1.2%	1,430	$ 45,474	1.0%

Northwest Bancorp, Inc. and Subsidiaries
Supplementary data
(Dollars in thousands)

Loans past due schedule

(Number of loans and dollar amount of loans)

	December 31,								
	2008			2007			2006		
Loans past due 60 days to 89 days:									
One- to four- family residential loans	101	$ 7,599	0.3%	99	$ 6,077	0.3%	93	$ 5,970	0.2%
Consumer loans	379	2,836	0.2%	437	2,676	0.2%	276	2,833	0.2%
Multifamily and commercial RE loans	54	8,432	0.8%	41	4,984	0.6%	26	3,846	0.6%
Commercial business loans	45	3,801	1.1%	34	2,550	0.8%	16	501	0.2%
Total loans past due 60 days to 89 days	579	$ 22,668	0.4%	611	$ 16,287	0.3%	411	$ 13,150	0.3%

Loans past due schedule Loans past due schedule Loans past due schedule (Number of loans and dollar amount of loans) (Number of loans and dollar amount of loans) December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, 2008 2008 2007 2007 2006 2006 Loans past due 90 days or more: Loans past due 90 days or more: Loans past due 90 days or more: One- to four- family residential loans 223 $ 20,435 0.8% 193 $ 12,542 0.5% 188 $ 10,334 0.4% Consumer loans 687 9,756 0.7% 744 7,582 0.6% 586 4,578 0.4% Multifamily and commercial RE loans 155 43,828 4.1% 105 24,323 2.9% 75 18,982 2.7% Commercial business loans 114 25,184 7.1% 84 5,163 1.6% 45 6,631 3.1% Total loans past due 90 days or more Total loans past due 90 days or more Total loans past due 90 days or more 1,179 $ 99,203 1.9% 1,126 $ 49,610 1.0% 894 $ 40,525 0.9% Northwest Bancorp, Inc. and Subsidiaries Supplementary data (Dollars in thousands)